                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                            000-31105                13-3990223
 (State Or Other                       (Commission              (IRS Employer
Jurisdiction Of                        File Number)           Identification No.)
 Incorporation)

                              Three New York Plaza
                            New York, New York 10004
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

            Exhibit 99.1 - Press release dated July 28, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 28, 2003, the Company issued a press release regarding results for the three months ended June 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations and financial condition as of, and for the three months ended, June 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEXENT INC.

                                          By: /s/ Noah Franzblau
                                              ----------------------------
                                          Noah Franzblau
                                          Secretary and General Counsel

Date:    July 31, 2003

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